Fair Value Measurement	12 Months Ended
Dec. 31, 2018
Fair value measurement [abstract]
Fair value measurement

33	Fair value measurement

The Group with the assistance of an external appraiser, measures financial instruments such as convertible preference shares and warrants at fair value at each reporting date. Fair value related disclosures for financial instruments and non–financial assets that are measured at fair value are disclosed in this note.

When the fair values of financial assets and financial liabilities recorded in the consolidated statements of financial position cannot be measured based on quoted prices in active markets, their fair value is measured using valuation techniques including the DCF model and market method. The inputs to these models are taken from observable markets where possible, but where this is not feasible, a degree of judgment is required in establishing fair values. Judgments include considerations of inputs such as liquidity risk, credit risk and volatility. Changes in assumptions about these factors could affect the reported fair value of financial instruments and is discussed further below.

Valuation methods and assumptions

Management assessed that cash and cash equivalents, short–term deposits, trade and other receivables, other current financial assets (excluding government grants), trade and other payables, advances from customers and interest-bearing loans and borrowings (current) approximate their carrying amounts largely due to the short-term maturities of these instruments. The carrying amount of loans and borrowings (non-current) approximates its fair values since it bears interest rates which approximate market rates except as disclosed below. The fair value of other non-current financial assets is not materially different from their carrying amount. The fair value of the financial assets and liabilities is included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following table provides the fair value measurement hierarchy of the Group’s liabilities.

Fair value measurement hierarchy for liabilities as at 31 December 2018 and 2017:

Level 2	Date of valuation	US$’000

Unsecured term loans	31 December 2017	11,041

Unsecured term loans	31 December 2018	10,765

At 31 December 2018, the fair value of the unsecured term loan approximates its carrying amount due to its maturity of less than one year.

At 31 December 2017, the fair value of the unsecured term loans is calculated using discounted cash flow model based on the present value of future principal and interest cash flow, discounted at the market rate of 10.93%.

Level 3	Date of valuation	US$’000

Convertible preference shares	31 December 2017	56,854

Convertible preference shares	31 December 2018	–

The following table shows the information about fair value measurements using significant unobservable inputs (Level 3).

Description	Valuation techniques	Unobservable inputs	Weighted average	Sensitivity of the input to fair value

31 December 2017
Convertible preference shares	Hybrid method comprising of: ● Probability Weighted Expected Return Method ● Option Pricing Method ● Discounted Cash Flow Method and ● Market Method	● Time to IPO ● Time to non-IPO liquidity event ● IPO price ● WACC	● Time to IPO is 0.66 year ● Time to non-IPO liquidity event is 1 year ● IPO price of US$5.62 ● WACC of 15.3%

The estimated fair value would decrease by 5% if:

● Time to IPO was higher by 0.34 year

● Time to non-IPO liquidity event was higher by 30 years

The estimated fair value would increase/ (decrease) by 5% if

● IPO price was higher/(lower) by US$0.33

● WACC was lower/(higher) by 9.62%/11.18%